                           REORGANIZATION AGREEMENT


          THIS AGREEMENT OF REORGANIZATION (the "Agreement") is made as of August 1, 1996, by and among MarkWest Hydrocarbon, Inc., a Delaware corporation (the "Company"), MarkWest Hydrocarbon Partners, Ltd., a Colorado limited partnership (the "Partnership"), MWHC Holding, Inc., a Colorado corporation and the general partner of the Partnership (the "General Partner"), RIMCO Associates, Inc. ("RIMCO"), and each of the limited partners of the Partnership listed on Exhibit A to this Agreement (the "Limited Partners," and, together with the General Partner, the "Partners").

     A. This Agreement is intended to be and is adopted as a plan for the transfer of all interests in the Partnership (the "Interests") to the Company in exchange for newly issued shares of the Company's common stock pursuant to
Section 351 under the Internal Revenue Code of 1986, as amended (the "Code"). The transfers and issuances (the "Reorganization") described in this Agreement will consist of the exchange of all of the outstanding interests of the Partnerships owned by the Partners for newly issued shares of the Company's common stock, $.01 par value (the "Common Stock"), and certain related transactions, upon the terms and conditions set forth in this Agreement.

     B. This Agreement also provides for the conversion of all of the outstanding options to purchase interests of the Partnerships held by current and former employees of the Partnership listed on Exhibit C (the "Optionees") for options to purchase shares of the Company's Common Stock. Options to purchase Company Common Stock to be issued to current employees of the Partnership will be issued pursuant to the Company's 1996 Stock Incentive Plan (the "Stock Incentive Plan").

          WITNESSETH:

          WHEREAS, the authorized capital stock of the Company consists of 20,000,000 shares of Common Stock, one share of which is issued and outstanding as of the date hereof, and 5,000,000 shares of preferred stock, $.01 par value, none of which is issued and outstanding as of the date hereof;

          WHEREAS, the Company was formed for the purpose of acquiring the interests of each of the Partners and to act as the successor to the business, assets and liabilities of the Partnership;

          WHEREAS, each Partner owns that percentage interest in the Partnership as set forth across from such Partner's name in Exhibit A hereto;

          WHEREAS, in connection with the Reorganization, the Company intends to conduct an initial public offering of shares of its Common Stock (the "Offering");

          WHEREAS, pursuant to Article 16 of the Limited Partnership Agreement of the Partnership, dated March 28, 1988, as amended (the "Partnership Agreement"), the General Partner has the power, as attorney-in-fact for each of the Limited Partners, to transfer all of the interests of the Limited Partners to the Company in exchange for shares of Common Stock as described herein for the purpose of facilitating the Offering;

          WHEREAS, the Partnership intends to distribute cash to the Partners immediately prior to the consummation of the Reorganization as a partial return of partnership capital; and

          WHEREAS, the Board of Directors of the Company, the General Partner and RIMCO deem it to be in their respective best interests to enter into this Agreement and to consummate the transactions comprising the Reorganization.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party hereto, the parties hereto covenant and agree as follows:

     1.   TRANSFERS AND ISSUANCES; RELATED TRANSACTIONS.
          ---------------------------------------------

     (a) At the Closing (as hereinafter defined) of the Reorganization, each Partner will contribute to the Company such Partner's Interest, as set forth opposite his, her or its name in Exhibit A, in exchange for the number of shares of Common Stock as set forth opposite his, her or its name on Exhibit A hereto. The Partners acknowledge that the Common Stock share amounts set forth on Exhibit A represent a proportionate percentage ownership in the Company substantially equivalent to that represented by the Partners' Interests in the Partnership.

     (b) At the Closing of the Reorganization, each option agreement between the Partnership and each Optionee providing for an option to purchase an Interest (a "Partnership Option") shall be deemed terminated in exchange for each Optionee receiving an option to purchase shares of Common Stock in the Company ("Company Option"). Company Options issued to Optionees who are current employees of the Partnership will be issued pursuant to the Stock Incentive Plan. The form of the Company Option to be entered into between the Company and each Optionee who is an employee of the Partnership is set forth as Exhibit B. The number of shares of Common Stock subject to each Optionee's Company Option, and the exercise price per share of Common Stock applicable for each Optionee, shall be as set forth opposite such Optionee's name on Exhibit C hereto.

     (c) The Partners acknowledge that they have been provided detailed information regarding the Company and have had the opportunity to conduct their own independent investigation relating to the Company. The Partners further acknowledge that the number of shares of Common Stock that Partners are entitled to receive in exchange for their Interests hereunder, and the number of shares of Common Stock into which options issued to Optionees hereunder, shall not be adjusted, notwithstanding any changes in circumstances regarding the Company after the execution of this Agreement.

     (d) Immediately prior to the Closing, the Partnership shall distribute cash to the Partners as a partial return of capital in amounts proportionate to the Partner's Interests. With respect to Partners who have promissory notes outstanding to the Partnership, fifty percent (50%) of such distribution shall be applied against the outstanding interest and principal, in that order, of such promissory notes. At the Closing of the Reorganization, Partners who have remaining balances due under such promissory notes shall execute new promissory notes in favor of the Company for such remaining balances in the form of note attached hereto as Exhibit D.

     (e) At the Closing, RIMCO shall cause each of RIMCO Partners, L.P. and RIMCO Partners, L.P. II (collectively, "RIMCO Partners") to exercise RIMCO Partners' option to purchase a 3-1/2% Interest in accordance with the terms and conditions set forth in the Cancellation of Note Agreement and Option Agreement, dated August 23, 1995, between RIMCO Partners and the Partnership (the "RIMCO Option"). In accordance with the terms of the RIMCO Option, the RIMCO Option shall be exercised for shares of Common Stock of the Company. RIMCO acknowledges that the RIMCO Option shall be exercisable into 175,000 shares of Common Stock (124,600 of which shall be held by RIMCO Partners, L.P. and 50,400 of which shall be held by RIMCO Partners, L.P. II) and that such number of shares of Common Stock represents a proportionate percentage ownership in the Company equivalent to that represented by RIMCO Partners' option to purchase an Interest in the Partnership under the RIMCO Option.

     (f) In connection with the Offering and pursuant to an underwriting agreement to be entered into between the Company and Dillon Read & Co. Inc. ("Dillon Read") after the Closing, up to 2,875,000 shares of Common Stock, representing approximately 30% of the shares of Common Stock to be outstanding after the Offering, are expected to be purchased by Dillon Read, which purchase shall be included as part of the Reorganization for purposes of Section 351 of the Code.

     2.   ISSUANCE OF SHARES.
          ------------------

     At the Closing, the Company shall issue to each Partner a certificate or certificates representing the shares of Common Stock to be received in exchange for such Partner's Interest. Immediately following the Closing, the Company shall issue to RIMCO a certificate or certificates representing the shares of Common Stock to be received by RIMCO upon exercise of the RIMCO Option. Each certificate representing shares of Common Stock issued to a Partner pursuant to this Agreement shall bear the following legend:

          The shares represented by this certificate may not be transferred without (i) an opinion of counsel satisfactory to this corporation that such transfer may lawfully be made without registration under the Securities Act of 1933, as amended, and all applicable state securities laws or (ii) such registration.

     3.   CLOSING.  The closing of the exchange transactions contemplated by
          -------
this Agreement (the "Closing") shall take place at the offices of Dorsey & Whitney, Denver, Colorado, prior to the time at which the Registration Statement, including any amendments or supplements thereto (the "Registration Statement"), filed by the Company with the Securities and Exchange Commission (the "SEC") for registration under the Securities Act of 1933, as amended (the "Securities Act"), of the shares of Common Stock being sold in the Offering, is expected to be declared effective by the SEC, or at such other place or different time or day as may be mutually acceptable to the Company and the General Partner, acting on behalf of the Partners (the "Closing Date"). At the Closing, the following deliveries shall be made:

          (a) the General Partner, on behalf of each Partner, shall transfer each Partner's Interest to the Company in accordance with Section 1(a) hereof;

          (b) the Company shall deliver an instruction letter to the transfer agent and registrar for its Common Stock instructing the transfer agent to issue and deliver to (i) each Partner receiving shares of Common Stock pursuant to Section 1(a) hereof a stock certificate registered in the name of such Partner representing the number of shares of Common Stock issuable to the such Partner pursuant to Section 1(a) hereof, and (ii) RIMCO Partners a stock certificate registered in the name of RIMCO Partners representing the number of shares of Common Stock issuable to RIMCO Partners pursuant to Section 1(e) hereof;

          (c) RIMCO Partners shall, pursuant to the exercise of the RIMCO Option, pay to the Company the option exercise price equal to $35,000 by wire transfer or good check;

          (d) each Partnership Option shall be deemed terminated in accordance with Section 1(b) hereof;

          (e) the Company shall deliver to each Optionee the Company Option issuable to such Optionee pursuant to Section 1(b) hereof;

          (f) the Company and the Partnership shall deliver to each other the Assignment and Assumption Agreement attached hereto as Exhibit F; and

          (g) each party hereto shall deliver such other documents as any other party hereto or its counsel may reasonably request.

     4.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.  In order to induce
          ---------------------------------------------
each Partner and RIMCO to enter into this Agreement and to consummate the transactions contemplated hereby, the Company hereby represents and warrants to each Partner and RIMCO that:

     (a)  Organization, Standing, etc.  The Company is a corporation duly
          ---------------------------
organized, validly existing and in good standing under the laws of the State of Delaware. The Company has the requisite corporate power and authority to issue the shares of Common Stock to be exchanged pursuant to this Agreement and to otherwise perform its obligations under this Agreement.

     (b)  Compliance With Applicable Laws and Other Instruments. Neither the
          -----------------------------------------------------
execution nor delivery of, nor the performance of or compliance with, this Agreement nor the consummation of the transactions contemplated hereby will, with or without the giving of notice or passage of time, result in any breach of, or constitute a default under, or result in the imposition of any lien or encumbrance upon any asset or property of the Company pursuant to any agreement or other instrument to which the Company is a party or by which the Company or any of its properties, assets or rights is bound or affected, and will not violate the Certificate of Incorporation or Bylaws of the Company. The Company is not in violation of its Certificate of Incorporation or Bylaws, nor is it in violation of, or in default under, any lien, indenture, mortgage, lease, agreement, instrument, commitment or arrangement in any material respect. The Company is not subject to any restriction which would prohibit it from entering into or performing its obligations under this Agreement.

     (c)  Common Stock.  The shares of Common Stock to be exchanged pursuant to
          ------------
this Agreement, when issued and delivered pursuant to the terms of this Agreement, will be duly authorized, validly issued and outstanding, fully paid, and nonassessable and shall be free and clear of all pledges, liens, encumbrances and restrictions, except to the extent the transfer thereof may be restricted by federal or state securities laws or any agreement entered by or on behalf of the Partners or RIMCO Partners contemplated by the Reorganization.

     (d)  Securities Laws.  Based in part upon the representations of the
          ---------------
Partners and RIMCO in Section 5 hereof, no consent, authorization, approval, permit or order of or filing with any governmental or regulatory authority is required under current laws and regulations in connection with the execution and delivery of this Agreement or the offer, issuance or delivery of the shares of Common Stock to be exchanged pursuant to this Agreement. The draft of the preliminary prospectus to be included in the Registration Statement filed by the Company in connection with the Offering (the "Preliminary Prospectus"), a copy of which has been delivered to each of the parties hereto, does not contain any untrue statements of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from the Preliminary Prospectus in reliance upon, and in conformity with, information furnished to the Company by or on behalf of any Partner, RIMCO or RIMCO Partners or any underwriter in the Offering specifically for use in the preparation of the Preliminary Prospectus.

     (f)  Capital Stock.  At the date hereof, the authorized capital stock of
          -------------
the Company consists of 20,000,000 shares of Common Stock, $.01 par value, of which one share is issued and outstanding, and 5,000,000 shares of preferred stock, $.01 par value, of which no shares are issued and outstanding. Except as contemplated by the Reorganization, the Partnership Options, the Stock Incentive Plan and the Offering, there are no outstanding subscriptions, options, warrants, calls, contracts, demands, commitments, convertible securities or other agreements or arrangements of any character or nature whatever, other than this Agreement, under which the Company is obligated to issue any securities of any kind representing an ownership interest in the Company. No holder of any security of the Company is entitled to any preemptive or similar rights to purchase any securities of the Company from the Company; provided, however, that nothing in this Section 4(f) shall affect, alter or diminish any right granted to the Partners, RIMCO Partners or Optionees pursuant to this Agreement.

     (g)  Corporate Acts and Proceedings.  This Agreement has been duly
          ------------------------------
authorized by all necessary corporate action on behalf of the Company, has been duly executed and delivered by authorized officers of the Company, and is a valid and binding agreement on the part of the Company that is enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors' rights generally and to judicial limitations on the enforcement of the remedy of specific performance and other equitable remedies. All corporate action necessary to the authorization, creation, issuance and delivery of the shares of Common Stock to be exchanged pursuant to this Agreement has been taken by the Company, or will be taken by the Company on or prior to the Closing Date.

     (h)  Registration Rights.  Other than under this Agreement, the Company has
          -------------------
not agreed to register any of its authorized or outstanding securities under the Securities Act.

     5.   REPRESENTATIONS AND WARRANTIES OF THE PARTNERSHIP AND THE GENERAL
          -----------------------------------------------------------------
PARTNER.  In order to induce the Company, each Partner and RIMCO to enter into
- -------
this Agreement and to consummate the transactions contemplated hereby, the General Partner, on behalf of itself and the Partnership, hereby represents and warrants to the Company, each Partner and RIMCO that:

     (a)  Organization, Standing, etc.  The Partnership is a limited partnership
          ----------------------------
duly formed, validly existing and in good standing under the laws of the State of Colorado. The Partnership has the requisite partnership power and authority to perform its obligations under this Agreement. The General Partner has the requisite power and authority to execute and deliver this Agreement on behalf of the Partnership and each of the Partners.

     (b)  Compliance With Applicable Laws and Other Instruments. Neither the
          -----------------------------------------------------
execution nor delivery of, nor the performance of or compliance with, this Agreement nor the consummation of the transactions contemplated hereby will, with or without the giving of notice or passage of time, result in any breach of, or constitute a default under, or result in the imposition of any lien or encumbrance upon any asset or property of the Partnership pursuant to any agreement or other instrument to which the Partnership is a party or by which the Partnership or any of its properties, assets or rights is bound or affected, and will not violate the Certificate of Limited Partnership of the Partnership or the Partnership Agreement. The Partnership is not in violation of its Certificate of Limited Partnership or Partnership Agreement, nor is it in violation of, or in default under, any lien, indenture, mortgage, lease, agreement, instrument, commitment or arrangement in any material respect. The Partnership is not subject to any restriction which would prohibit it from entering into or performing its obligations under this Agreement.

     (c)  Partnership Acts and Proceedings.  This Agreement has been duly
          --------------------------------
authorized by all necessary action on behalf of the Partnership and the General Partner, has been duly executed and delivered by authorized officers of the General Partner on behalf of the Partnership and the Partners, and is a valid and binding agreement on the part of the Partnership that is enforceable against the Partnership in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors' rights generally and to judicial limitations on the enforcement of the remedy of specific performance and other equitable remedies.

     (d)  Liens on Partnership Interests.  To the extent that the Partnership
          ------------------------------
holds any security interest or lien on any Partner's Interest, the Partnership hereby releases such security interest or lien for the purposes of effecting the transactions contemplated hereby.

     6.   REPRESENTATIONS AND WARRANTIES OF THE PARTNERS.  In order to induce
          ----------------------------------------------
the Company, the Partnership, the other Partners and RIMCO to enter into this Agreement and to consummate the transactions contemplated hereby, each Partner hereby, severally and not jointly, represents and warrants to the Company and each other party hereto that:

     (a)  Investment Intent.  The shares of Common Stock to be issued to such
          -----------------
Partner pursuant to Section 1 hereof are being acquired by such Partner for investment for such Partner's own account and not with the view to, or for resale in connection with, any distribution or public offering thereof. Such Partner understands that such shares of Common Stock have not been registered under the Securities Act or any state securities laws by reason of their contemplated issuance in transactions exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereof and applicable state securities laws, and that the reliance of the Company and others upon these exemptions is predicated in part upon this representation by each Partner. Such Partner further understands that such shares of Common Stock may not be transferred or resold without (i) registration under the Securities Act and any applicable state securities laws, or (ii) an exemption from the requirements of the Securities Act and applicable state securities laws. Such Partner understands that an exemption from such registration may not presently be available pursuant to Rule 144 promulgated under the Securities Act by the SEC and that in any event a Partner may not sell any securities pursuant to Rule 144 prior to the expiration of a two-year period after such Partner is deemed to acquire such securities. Such Partner understands that any sales pursuant to Rule 144 can be made only in full compliance with the provisions of Rule 144.

     (b)  Disclosure, etc.  Each Partner acknowledges that such Partner has been
          ----------------
provided with a copy of the Preliminary Prospectus and with detailed financial information relating to the Company and has attended meetings at which the historical financial operating results, projected financial results, and the valuations used in determining the number of shares of Common Stock that such Partner is entitled to receive in the Reorganization have been discussed. Such Partner further acknowledges that each of the Partnership and the Company has given complete access to full and complete information regarding the Company, and has made available to such Partner at a reasonable time prior to the execution of this Agreement the opportunity to ask questions and receive answers concerning the terms and conditions of the exchange of shares contemplated by this Agreement and to obtain any additional information (which the Company possesses or can acquire without unreasonable effort or expense) as may be necessary to verify the accuracy of any information furnished to such Partner. Such Partner (i) is able to bear the loss of his or her entire investment in the Common Stock, and (ii) has such knowledge of the Company and experience in business matters that he or she is capable of evaluating the merits and risks of the investment to be made by him or her pursuant to this Agreement.

     (c)  Acts and Proceedings.  This Agreement has been duly authorized (if
          --------------------
applicable), executed and delivered by or on behalf of such Partner and is a valid and binding agreement of such Partner. By execution of this Agreement, such Partner consents to and approves the Reorganization and each of the transactions comprising the Reorganization.

     (d)  Compliance With Applicable Laws and Other Instruments. Neither the
          -----------------------------------------------------
execution nor delivery of, nor the performance of or compliance with, this Agreement nor the consummation of the transactions contemplated hereby will, with or without the giving of notice or passage of time, result in any breach of, or constitute a default under, or result in the imposition of any lien or encumbrance upon any asset or property of such Partner pursuant to any agreement or other instrument to which such Partner is a party or by which it or any of its properties, assets or rights is bound or affected. Such Partner is not subject to any restriction which would prohibit such Partner from entering into or performing his or her obligations under this Agreement. No consent, authorization, approval, permit or order of or filing with any governmental or regulatory authority is required under current laws and regulations in connection with the execution and delivery of this Agreement by or on behalf of such Partner or the performance of the transactions contemplated hereby by such Partner.

     (e)  Beneficial Owner.  Such Partner is now and will remain at all times
          ----------------
through the Closing Date the beneficial owner of the Interest set forth next to such Partner's name on Exhibit A hereto. Such Partner has and will have through the Closing Date good and valid title to such Interest free and clear of all pledges, liens, encumbrances and restrictions of whatever character (except to the extent that the Partnership may have a lien on such Interest), with full power and authority to transfer, exchange or otherwise dispose of such Interest as contemplated hereby. Such Partner shall take or cause to be taken all required actions on its part so that, upon consummation of such transfer, exchange or other disposition as contemplated hereby, the Company will become the record and beneficial owner of such Interest and will have good and valid title thereto, free and clear of all pledges, liens, encumbrances and restrictions of whatever character.

     (f)  Exculpation Among Partners.  Such Partner acknowledges that in making
          --------------------------
its decision to consummate the exchange of Interests for shares of Common Stock contemplated hereby, it is not relying on any other Partner or upon any person, firm or company. Such Partner agrees that none of the Company, the Partnership or any other Partner shall be liable for any actions taken by such Partner, or omitted to be taken by such Partner, in connection with such exchange of shares as contemplated by this Agreement.

     7.   REPRESENTATIONS AND WARRANTIES OF RIMCO.  In order to induce the
          ---------------------------------------
Company, the Partnership, and the Partners to enter into this Agreement and to consummate the transactions contemplated hereby, RIMCO, on behalf of itself and RIMCO Partners, severally and not jointly, represents and warrants to the Company and each other party hereto that:

     (a)  Investment Intent.  The shares of Common Stock to be issued to RIMCO
          -----------------
Partners pursuant to Section 1 hereof are being acquired by RIMCO Partners for investment for RIMCO Partners' own account and not with the view to, or for resale in connection with, any distribution or public offering thereof. RIMCO understands that such shares of Common Stock have not been registered under the Securities Act or any state securities laws by reason of their contemplated issuance in transactions exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereof and applicable state securities laws, and that the reliance of the Company and others upon these exemptions is predicated in part upon this representation by RIMCO. RIMCO further understands that such shares of Common Stock may not be transferred or resold without
(i) registration under the Securities Act and any applicable state securities laws, or (ii) an exemption from the requirements of the Securities Act and applicable state securities laws. RIMCO understands that an exemption from such registration may not presently be available pursuant to Rule 144 promulgated under the Securities Act by the SEC and that in any event RIMCO Partners may not sell any securities pursuant to Rule 144 prior to the expiration of a two-year period after RIMCO Partners is deemed to acquire such securities. RIMCO understands that any sales pursuant to Rule 144 can be made only in full compliance with the provisions of Rule 144.

     (b)  Location of Domicile, Disclosure, etc.  The state in which RIMCO's and
          --------------------------------------
RIMCO Partners' domicile is located is Connecticut. RIMCO acknowledges that RIMCO has been provided with a copy of the Preliminary Prospectus and with detailed financial information relating to the Company and has attended meetings at which the historical financial operating results, projected financial results, and the methods used in determining the number of shares of Common Stock that RIMCO is entitled to receive in the Reorganization have been discussed. RIMCO further acknowledges that each of the Company and the Partnership has given complete access to full and complete information regarding the Company, and has made available to RIMCO at a reasonable time prior to the execution of this Agreement the opportunity to ask questions and receive answers concerning the terms and conditions of the exchange of shares contemplated by this Agreement and to obtain any additional information (which the Company possesses or can acquire without unreasonable effort or expense) as may be necessary to verify the accuracy of any information furnished to RIMCO. RIMCO Partners (i) is able to bear the loss of its entire investment in the Common Stock, and (ii) has such knowledge of the Company and experience in business matters that he or she is capable of evaluating the merits and risks of the investment to be made by it pursuant to this Agreement.

     (c)  Acts and Proceedings.  This Agreement has been duly authorized (if
          --------------------
applicable), executed and delivered by or on behalf of RIMCO and RIMCO Partners and is a valid and binding agreement of RIMCO and RIMCO Partners. By execution of this Agreement, RIMCO consents to and approves the Reorganization and each of the transactions comprising the Reorganization.

     (d)  Compliance With Applicable Laws and Other Instruments. Neither the
          -----------------------------------------------------
execution nor delivery of, nor the performance of or compliance with, this Agreement nor the consummation of the transactions contemplated hereby will, with or without the giving of notice or passage of time, result in any breach of, or constitute a default under, or result in the imposition of any lien or encumbrance upon any asset or property of RIMCO or of RIMCO Partners pursuant to any agreement or other instrument to which RIMCO or RIMCO Partners is a party or by which it or any of its properties, assets or rights is bound or affected. Neither RIMCO nor RIMCO Partners is subject to any restriction which would prohibit RIMCO from entering into or performing his or her obligations under this Agreement. No consent, authorization, approval, permit or order of or filing with any governmental or regulatory authority is required under current laws and regulations in connection with the execution and delivery of this Agreement by or on behalf of RIMCO or RIMCO Partners or the performance of the transactions contemplated hereby by RIMCO and RIMCO Partners.

     (e)  Exculpation.  RIMCO acknowledges that in making its decision to
          -----------
consummate the exercise of the RIMCO Option contemplated hereby, it is not relying on any other Partner or upon any person, firm or company. RIMCO agrees that none of the Company, the Partnership or any Partner shall be liable for any actions taken by RIMCO, or omitted to be taken by RIMCO, in connection with such exchange of shares as contemplated by this Agreement.

     8.   BOARD OF DIRECTORS.  The Partners and RIMCO acknowledge that the
          ------------------
initial Board of Directors of the Company consists of John Fox, Brian O'Neill, Arthur Denney, Barry Spector, David Whitney and Norman H. Foster. This Section 8 is not intended as, nor should it be construed as, an agreement by the Partners or RIMCO Partners to vote for any person to the Company's Board of Directors. The Partners acknowledge that there are no agreements to vote for members to the Company's Board of Directors.

     9.   RELEASES.  Each of the parties hereto, on behalf of himself, herself
          --------
or itself and their respective heirs, executors, administrators, directors, officers, agents, employees, affiliates, parents, subsidiaries, successors and assigns, hereby releases and forever discharges each other and all of their past or present directors, officers, shareholders, agents, employees, affiliates, parents, subsidiaries, successors and assigns from all claims, demands, actions, liability, damages or rights of any kind, in equity or law, whether known or unknown, fixed or contingent, or otherwise, arising out of or resulting from any matter, fact or thing, occurring or existing prior to the Closing Date, including, without limitation, the transactions contemplated by Section 1 of this Agreement, and any and all transactions contemplated by the Reorganization and any and all actions taken or failures to take action in connection therewith, which each or any of the parties hereto or any of their foregoing related parties had, now have or ever can, shall or may have, for or by reason of any cause or matter whatsoever, against each other or any of their foregoing related parties.

     10.  LEGAL REPRESENTATION; CONSENTS.  Dorsey & Whitney LLP is representing
          ------------------------------
the Partnership and the Company in connection with the transactions contemplated by this Agreement. Each of the parties hereto specifically consent to Dorsey & Whitney LLP representing the Partnership and the Company in connection with the transactions contemplated by this Agreement and the parties hereto other than the Partnership and the Company represent that they have been advised by such firm to retain separate counsel in connection herewith.

     11.  LEGAL AND ACCOUNTING FEES.  The parties hereto agree that, in the
          -------------------------
event the Reorganization is not consummated, the fees and expenses of Dorsey & Whitney LLP relating to the transactions contemplated by this Agreement will be paid by the Partnership.

     12.  PARTNER AGREEMENTS. Except for the Partnership Agreement and as
          ------------------
otherwise disclosed by a Partner in writing to the Partnership, each of the Partners represents and warrants that there are no existing equityholder, pre-incorporation, buy-sell or other similar agreements currently in existence between such Partner and other Partners or with respect to any of the shares of the Company.

     13.  CONSUMMATION OF THE OFFERING IS NOT A CONDITION TO THE REORGANIZATION.
          ---------------------------------------------------------------------
Each party hereto expressly acknowledges that although such party expects that the Reorganization will be consummated in connection with the closing of the Offering, they agree that the closing of the Offering is not a condition to effecting the Reorganization contemplated by this Agreement.

     14.  OTHER AGREEMENTS.
          ----------------

     (a)  Partnership Tax Status.  The Partners and RIMCO acknowledge and agree
          ----------------------
that as a result of the transactions contemplated by this Agreement, the Partnership will be converted from an entity that qualifies for pass-through partnership status to a subchapter "C" corporation for income tax reporting purposes effective on the Closing Date.

     (b)  Consents.  The parties hereto shall use their best efforts as may be
          --------
necessary to obtain all regulatory or other consents or approvals as may be necessary to carry out the transactions contemplated by the Reorganization.

     (c)  Cooperation.  The parties hereto agree that they shall cooperate with
          -----------
each other in all reasonable respects on and after the date hereof in order to effectuate the transactions contemplated hereby.

     (d)  Option Plans.  Attached hereto as Exhibit E is the form of the
          ------------
Company's 1996 Stock Incentive Plan and attached hereto as Exhibit F is the form of the Company's 1996 Nonemployee Director Stock Option Plan (collectively, the "Option Plans"). The Partners agree to the adoption by the Company of the Option Plans.

     15.  CONTINGENT REGISTRATION RIGHTS FOR NON-AFFILIATES.  The Company shall,
          -------------------------------------------------
in the event any Non-Affiliate (as defined below) whose Exchange Shares (as defined below) is subject to an agreement with the Company or Dillon Read not to sell such Exchange Shares during the Lockup Period (as defined below) is unable, based upon an opinion of legal counsel to the Company, to sell such Non-Affiliate's Exchange Shares (such person or persons hereinafter referred to as "Restricted Non-Affiliates") without registration under the Securities Act beginning 181 days after consummation of the Offering (the "Post-Lockup Period"), if any, provide the following rights to such Restricted Non-
Affiliates:

     (a)  Registration.  The Company shall, within 45 calendar days prior to the
          ------------
commencement of the Post-Lockup Period, give written notice of its intention to file a registration statement under the Securities Act, on such appropriate form as the Company in its sole discretion shall determine, on behalf of all Restricted Non-Affiliates of record determined as of such date (the "Registration Statement"). Upon the written request of a Restricted Non-Affiliate given within 30 days after receipt of any such notice from the Company, the Company shall, except as herein provided, cause all the Exchange Shares held by Restricted Non-Affiliates which have so requested registration thereof, to be included in such Registration Statement, all to the extent required to permit the sale or other disposition by the prospective seller or sellers of the Exchange Shares to be so registered; provided, however, that nothing herein shall prevent the Company from delaying any such registration for a reasonable period of time (but not in excess of 90 days) if in the good faith judgment of the Company's legal counsel such filing would, at such time, require the disclosure of material information that the Company has a bona fide business purpose for preserving as confidential or would require the providing of information required by the Securities Exchange Commission or the Securities Act (or the rules and regulations promulgated thereunder) that at such time the Company would be unable to provide. At such time as it shall file the Registration Statement, the Company shall also make such filings with each state securities commission or agency of any states of the United States reasonably requested by each participating Restricted Non-Affiliate ("Participating Holder") in writing as are required to permit the Participating Holders to sell or otherwise dispose of any and all Common Stock in such states; provided, however, that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it shall then be qualified or to file any consent to service or process in any jurisdiction in which such a consent has been previously (and is not then) filed. The Company agrees to use its best efforts to cause the Registration Statement to become effective and to remain effective until the earlier to occur of (i) the completion of the Participating Holders' distribution of their Common Stock; (ii) that date after which the Exchange Shares held by the Participating Holders may be sold pursuant to Rule 144 under the Securities Act; and (iii) 60 days after the effective date of the Registration Statement. Each of the Participating Holders undertakes to provide all such information and materials and take all such actions as may be required in order to permit the Company to comply with all applicable requirements of the Securities Exchange Commission and the Securities Act (and the rules and regulations promulgated thereunder), to obtain any desired acceleration of the effective date of the Registration Statement and to comply with all requirements of applicable state blue sky laws or other administrative agencies of states of the United States.

     (b)  Expenses.  The Company shall bear the following fees, costs and
          --------
expenses with respect to filing of the Registration Statement pursuant to
Section 15(a): all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, all internal Company expenses, the premiums and other costs of policies of insurance against liability arising out of the public offering, and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered or qualified. Fees and disbursements of counsel and accountants for the Participating Holders, underwriting discounts and commissions and transfer taxes for Participating Holders and any other expenses incurred by the Participating Holders not expressly included above shall be borne by the Participating Holders.

     (c)  Indemnification.  For all Exchange Shares included in the Registration
          ---------------
Statement under Section 15(a):

          (i) The Company will indemnify and hold harmless each Participating Holder whose Exchange Shares are included in the Registration Statement pursuant to the provisions of this Section 15 and each person, if any, who controls such holder within the meaning of the Securities Act, from and against any and all loss, damage, liability, cost and expense to which such holder or any such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable to the Participating Holders in any such case to the extent that any such loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Participating Holder.

          (ii) Each Participating Holder of Exchange Shares which are included in a registration pursuant to the provisions of this Section 15 will indemnify and hold harmless the Company, any controlling person and any underwriter from and against any and all loss, damage, liability, cost or expense to which the Company or any controlling person and/or any underwriter may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in conformity with information furnished by such Participating Holder.

          (iii) Promptly after receipt by an indemnified party pursuant to the provisions of paragraph (i) or (ii) of this Section 15(c) of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said paragraph (i) or (ii), promptly notify the indemnifying party of the commencement thereof, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than hereunder. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, if the defendants in any action include both the indemnified party and the indemnifying party and there is a conflict of interest which would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party or parties shall have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of said paragraph (i) or (ii) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (A) the indemnified party shall have employed counsel in accordance with the proviso of the preceding sentence, (B) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action, or (C) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

     (d)  Registration Rights of Transferees; Others.  The registration rights
          ------------------------------------------
granted to the holders of Exchange Shares pursuant to this Section 15 are not transferable. No holder of Exchange Shares whose Exchange Shares are not the subject of an agreement with the Company or Dillon Read not to sell such Exchange Shares during the Lockup Period shall have any rights under this
Section 15.

     (e)  Definitions.  For purposes of this Section 15:
          -----------

          (i) "Non-Affiliate" shall refer to and include any Partner (including, for purposes of this definition, RIMCO Partners) who receives Exchange Shares as part of the Reorganization and who is not an officer, director or employee of the Company, or is not the beneficial holder of ten percent (10%) or more of the outstanding shares of Common Stock either at the time immediately following the Reorganization or at the time of a request made pursuant to Section 15(a) hereof. "Non-Affiliate" shall also include any equityholder of such Partner who receives Exchange Shares distributed by such Partner after consummation of the Reorganization so long as such equityholder also qualifies as a "Non-Affiliate" under the terms of the foregoing sentence.

          (ii) "Exchange Shares" shall refer to and include the shares of Common Stock issuable to the Partners (including, for purposes of this definition, RIMCO Partners) pursuant to the terms and conditions of Section 1 of this Agreement and any shares of capital stock of the Company issued with respect to, or in exchange for, any of the foregoing in any corporate recapitalization or corporate restructuring.

     16.  CONDITIONS OF THE COMPANY'S OBLIGATION.  The obligation of the Company
          --------------------------------------
to consummate the transactions contemplated hereby is subject to the fulfillment prior to or on the Closing Date of the conditions set forth in this Section 16, any of which may be waived by the Company in its sole discretion. In the event that any such condition is not satisfied to the satisfaction of the Company with respect to any Partner or RIMCO or in the event that one or more of the Partners do not proceed with the exchange of shares such Partner has committed to exchange or RIMCO does not exercise the RIMCO Option, then the Company shall not be obligated to consummate any of the transactions contemplated hereby with any of the Partners or with RIMCO Partners.

     (a)  No Errors, etc.  The representations and warranties of each Partner
          --------------
and RIMCO under this Agreement shall be true in all material respects as of the Closing Date with the same effect as though made on and as of the Closing Date.

     (b)  Compliance with Agreement.  Each Partner and RIMCO shall have
          -------------------------
performed and complied with all agreements or conditions required by this Agreement to be performed and complied with by it prior to or as of the Closing Date.

     (c)  Certificate of General Partner.  The General Partner shall have
          ------------------------------
delivered to the Company a certificate, dated the Closing Date, executed by or on behalf of the Partners and certifying to the satisfaction of the conditions specified in Sections 16(a) and 16(b).

     (d)  Certificate of RIMCO.  RIMCO shall have delivered to the Company a
          --------------------
certificate, dated the Closing Date, executed by RIMCO on behalf of RIMCO Partners and certifying to the satisfaction of the conditions specified in Sections 16(a) and 16(b).

     (e)  Proceedings and Documents.  All proceedings and actions taken in
          -------------------------
connection with the transactions contemplated hereby and all certificates, agreements, instruments and documents mentioned herein or incident to any such transaction shall be satisfactory in form and substance to legal counsel for the Company.

     (f)  The Reorganization.  All consents, authorizations, approvals, permits
          ------------------
or orders of or filings with all governmental and regulatory authorities shall have been obtained for the Reorganization and the transactions comprising the Reorganization (other than any such consents, authorizations, approvals, permits or orders of or filings required under the Securities Act or state securities laws); all consents to the Reorganization and the transactions comprising the Reorganization required pursuant to any agreement or instrument to which the Company or any party involved in the Reorganization is a party or by which it or any of its properties, assets or rights is bound or affected shall have been obtained; and there shall be no legal actions, suits, arbitrations or other legal, administrative or governmental proceedings or investigations pending or threatened against the Company or any of the parties involved in the Reorganization in connection with, relating to or arising out of the Reorganization or the transactions comprising the Reorganization.

     17.  CONDITIONS OF THE GENERAL PARTNER'S AND RIMCO'S OBLIGATIONS.  The
          -----------------------------------------------------------
obligations of the General Partner and RIMCO to consummate the transactions contemplated hereby is subject to the fulfillment prior to or on the Closing Date of the conditions set forth in this Section 17, any of which may be waived by the General Partner or RIMCO, as the case may be, in their sole discretion.

     (a)  No Errors, etc.  The representations and warranties of the Company
          ---------------
under this Agreement shall be true in all material respects as of the Closing Date with the same effect as though made on and as of the Closing Date.

     (b)  Compliance with Agreement.  The Company shall have performed and
          -------------------------
complied with all agreements or conditions required by this Agreement to be performed and complied with by it prior to or as of the Closing Date.

     (c)  Certificate of Officers.  The Company shall have delivered to the
          -----------------------
General Partner and RIMCO a certificate, dated the Closing Date, executed by its Chief Executive Officer, President or Chief Financial Officer and certifying to the satisfaction of the conditions specified in Sections 17(a) and 17(b) to the extent such conditions relate to the Company.

     (d)  Proceedings and Documents.  All corporate and other proceedings and
          -------------------------
actions taken in connection with the transactions contemplated hereby and all certificates, opinions, agreements, instruments and documents mentioned herein or incident to any such transaction shall be satisfactory in form and substance to the Partners.

     (e)  The Reorganization.  All consents, authorizations, approvals, permits
          ------------------
or orders of or filings with all governmental and regulatory authorities shall have been obtained for the Reorganization and the transactions comprising the Reorganization (other than any such consents, authorizations, approvals, permits or orders of or filings required under the Securities Act or state securities laws); all consents to the Reorganization and the transactions comprising the Reorganization required pursuant to any agreement or instrument to which the Company or any party involved in the Reorganization is a party or by which it or any of its properties, assets or rights is bound or affected shall have been obtained; and there shall be no legal actions, suits, arbitrations or other legal, administrative or governmental proceedings or investigations pending or threatened against the Company or any of the parties involved in the Reorganization in connection with, relating to or arising out of the Reorganization and the transactions comprising the Reorganization.

     18.  MISCELLANEOUS.
          -------------

     (a)  Changes, Waivers, etc.  Neither this Agreement nor any provision
          ---------------------
hereof may be changed, waived, discharged or terminated orally, but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

     (b)  Notices.  All notices, requests, consents and other communications
          -------
required or permitted hereunder shall be in writing and shall be delivered, or mailed first-class postage prepaid, registered or certified mail,

          (i) if to a Partner, addressed to such holder at its address as shown on the books of the Partnership, or at such other address as such holder may specify by written notice to the Company,

          (ii) if to RIMCO or RIMCO Partners, at Resource Investors Management Company, 22 Waterville Road, Avon, Connecticut 06001, Attention: David R. Whitney; or at such other address as RIMCO may specify by written notice to the Partnership and the Company, or

          (iii) if to the Company, at 5613 DTC Parkway, Suite 400, Englewood, Colorado 80111, Attention: Brian T. O'Neill; or at such other address as the Company may specify by written notice to the General Partners, and such notices and other communications shall for all purposes of this Agreement be treated as being effective or having been given if delivered personally, or, if sent by mail, on the day which is three days after such notice or communication is sent.

     (c)  Survival of Representations and Warranties, etc.  All representations
          -----------------------------------------------
and warranties contained herein shall survive the execution and delivery of this Agreement, any investigation at any time made by or on behalf of the Partners, the General Partner, RIMCO or the Company, and the transactions contemplated hereby.

     (d)  Headings.  The headings of the articles and sections of this Agreement
          --------
have been inserted for convenience of reference only and do not constitute a part of this Agreement.

     (e)  Choice of Law.  The laws of Delaware shall govern the validity of this
          -------------
Agreement, the construction of its terms and the interpretation of the rights and duties of the parties hereunder. The parties hereby agree that all disputes arising hereunder shall be submitted to and hereby subject themselves to the jurisdiction of the courts of competent jurisdiction, state and federal, in the State of Delaware.

     (f)  Attorneys' Fees.  In the event that any action is brought by a party
          ---------------
to this Agreement, the prevailing party's attorneys' fees and costs shall be paid by the nonprevailing party.

     (g)  Counterparts.  This Agreement may be executed in two or more
          ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, each of the Company, the Partnership and RIMCO has caused this Agreement to be executed by its duly authorized representative, and the General Partner has executed this Agreement on behalf of each of the Partners pursuant to a power-of-attorney granted by each Partner to the General Partner.

MARKWEST HYDROCARBON, INC.            MARKWEST HYDROCARBON
                                      PARTNERS, LTD.

                                      By: MWHC Holding, Inc.
By /s/ Brian T. O'Neill                   Its general partner
  --------------------------------
   Brian T. O'Neill, Senior Vice
   President
                                      By /s/ Brian T. O'Neill
                                         ---------------------------
                                         Brian T. O'Neill, Senior Vice
                                         President

PARTNERS:

All Partners, pursuant to powers of attorney and authorizations executed in favor of, and granted and delivered to, the General Partner:

By: MWHC Holding, Inc.
     Its general partner



By /s/ Brian T. O'Neill
  --------------------------------
   Brian T. O'Neill, Senior Vice President

RIMCO ASSOCIATES, INC., general partner of Resources Investors Management Company
  Limited Partnership, general partner of
  RIMCO Partners, L.P. and RIMCO Partners, L.P. II



By:/s/ David R. Whitney
  --------------------------------
   David R. Whitney
   Its:

                                                                       EXHIBIT A
                                                                       ---------

    Partner Name              Percentage Interest      Share Amount
    ------------              -------------------      ------------

Adkins, William                      0.1367%                6,837
Brown, Dan                           0.0569%                2,847
Crabtree, Brent A. Trust             1.5028%               75,140
Crabtree, Brian T. Trust             1.5028%               75,140
Crabtree, Carrie L. Trust            1.5028%               75,140
Denney, Arthur                       1.0652%               53,258
Erin Investments                    10.5194%              525,968
Fox, Marjorie S.                     1.5477%               77,383
Garvin, Robert                       0.0535%                2,673
Harvey, Rita                         0.0873%                4,367
Holland, Katherine                   0.1691%                8,453
La Rue, Michael                      0.3196%               15,980
MarkWest Hydrocarbon, Inc.          66.5450%            3,327,248
Murray, Pat                          1.6959%               84,795
Nickel, Henry                        0.1078%                5,389
Nickerson, Randy                     0.1448%                7,237
O'Meara, Joseph D.                   0.1354%                6,769
O'Neill, Brian                       3.9092%              195,461
O'Neill, Erin B. Trust               0.1529%                7,648
O'Neill, Kellen L. Trust             0.1529%                7,648
O'Neill, Shannon Eileen              0.1529%                7,648
Reed, Tom                            0.9017%               45,085
RIMCO Partners, L.P.                 2.4920%              124,600
RIMCO Partners, L.P. II              1.0080%               50,400
Shato, Fred                          0.2430%               12,149
Simms, Rick                          0.0713%                3,566
Smith, Ron                           0.0337%                1,684
Spector, Barry                       0.0996%                4,979
The Murray Company                   2.5048%              125,238
Vance, Lisbeth Fox                   0.9570%               47,849
Warner, Warren                       0.2285%               11,421
                                     ------             ---------

     Total                         100.0000%            5,000,000
                                   =========            =========